Exhibit 10.1

FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “First Amendment”) is entered into as of February 22, 2013 (the “First Amendment Date”), by and among the following: (i) WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), (ii) SOUTHERN FRAC, LLC, a Texas limited liability company (the “Borrower”), (iii) GENERAL FINANCE CORPORATION, a Delaware corporation (“GFN”), and (iv) GFN MANUFACTURING CORPORATION, a Delaware corporation (“GFN Mfg” and, together with GFN, the “Guarantors”)(the Borrower and the Guarantors shall be collectively referred to herein as the “Loan Parties”).

RECITALS

Reference is made to the following:

A.	Lender, Borrower and Guarantors have entered into that certain Credit and Security Agreement, dated as of October 1, 2012 (the “Credit Agreement”).

B.	GFN has executed and delivered to Lender the following (collectively, the “GFN Loan Documentation”): (1) that certain Limited Continuing Guaranty, dated as of October 1, 2012, for the benefit of Lender, and thereby has unconditionally guaranteed the full and prompt payment of a portion of the obligations owing by Borrower to Lender, subject to the conditions and limitations set forth in the GFN Guaranty; and (2) that certain Subordination Agreement, dated as of October 1, 2012, by and between GFN and Lender.

C.	GFN Mfg has executed and delivered to Lender the following (collectively, the “GFN Mfg Loan Documentation”): (1) that certain Continuing Guaranty, dated as of October 1, 2012, for the benefit of Lender; (2) that certain Security Agreement, dated as of October 1, 2012, by and between GFN Mfg and Lender; and (3) that certain Subordination Agreement, dated as of October 1, 2012, by and between GFN Mfg and Lender.

D.	Upon consummation of the transactions contemplated by the Acquisition Agreement (as defined in the Credit Agreement), GFN and GFN Mfg issued certain unsecured promissory notes (such notes, including the Seller Promissory Note (as defined in the Credit Agreement), are hereinafter referred to as the “Seller Notes”) to Shane Boston.

E.	For the benefit of the Lender, the payment of the Seller Notes was subordinated to the prior indefeasible payment in full of the Obligations (as defined in the Credit Agreement) pursuant to that certain Subordination Agreement, dated as of October 1, 2012, by and between Shane Boston and Lender (the “Seller Subordination Agreement”).

F.	Borrower has requested that GFN be allowed to prepay (arrange for the prepayment with funds contributed by GFN in the case of the Seller Promissory Note owing by GFN Mfg) all or a portion of each of the Seller Notes in an aggregate amount equal to $1,010,890.44 as of the First Amendment Date (the “Proposed Prepayment Transaction”); absent the prior written consent of Lender, such prepayment would result in the occurrence of one or more Events of Default under the Credit Agreement.

G.	Subject to the terms conditions and limitations set forth herein, Lender is willing to consent to the Proposed Prepayment Transaction and amend the Credit Agreement to accommodate the effects of such transaction as set forth in this First Amendment.

FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT -- PAGE 1

AGREEMENTS

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Lender and the Loan Parties, intending to be legally bound, agree to the accuracy and completeness of the above Recitals, and further agree as follows:

1. DEFINITIONS. All capitalized terms used but not otherwise defined in this First Amendment shall have the meanings ascribed to them in the Credit Agreement.

2. CONSENT TO PROPOSED PREPAYMENT TRANSACTION; LIMITATION OF CONSENT.

2.1. Consent to Proposed Prepayment Transaction. Subject to the terms, conditions and limitations contained in this First Amendment (including, without limitation, the full and timely satisfaction of each of the conditions precedent specified in Article 4 of this First Amendment) and the Credit Agreement, Lender hereby: (a) consents to GFN’s prepayment of the Seller Notes in an aggregate amount equal to $1,010,890.44 on or about the First Amendment Date with funds derived solely from GFN and not directly or indirectly from Borrower, GFN Mfg or any of their respective assets or properties; (b) consents to the amendment and restatement of the Seller Promissory Note in the form attached hereto as Exhibit A as of the First Amendment Date; and (c) consent to Shane Boston’s pledge of the Seller Promissory Note to Vintage Bank, subject to receipt of confirmation from Vintage Bank that it has received, and taken such pledge subject to, the terms and conditions of that certain Amended and Restated Subordination Agreement, dated as the First Amendment Date, by and between Shane Boston and Lender (the “Restated Seller Subordination Agreement”), which confirmation shall be in substantially the form attached hereto as Exhibit B (the “Vintage Consent”).

2.2. Limitation of Consent. The consent provided by Section 2.1 of this First Amendment applies only to the Proposed Prepayment Transaction described in this First Amendment and to the extent occurring on or about the First Amendment Date, and nothing contained in this First Amendment or any related communication between Lender and any of the Loan Parties should be considered a waiver of any other term, condition or limitation contained in the Loan Documents (including any of the GFN Loan Documents or the GFN Mfg Loan Documents) (collectively, the “Other Terms”). Similarly, nothing contained in this letter shall directly or indirectly in any way: (a) impair, prejudice or otherwise adversely affect Lender’s right at any time to exercise any right, privilege or remedy provided in the Credit Agreement, any other Loan Document or under applicable law with respect to any action or transaction proposed by any Loan Party, (b) amend or alter any provision of the Credit Agreement or any other Loan Document except as expressly provided in this First Amendment, or (c) constitute any course of dealing or other basis for altering any obligation of Borrower or any Guarantor under the Credit Agreement or any other Loan Document with respect to the Other Terms or otherwise.

3. AMENDMENTS TO CREDIT AGREEMENT.

a. As of the First Amendment Date, Schedule 1.1 to the Credit Agreement is hereby amended by adding definition of “First Amendment” to such Schedule to read in its entirety as follows:

“First Amendment” means that certain First Amendment to Credit and Security Agreement, dated as of February 22, 2013, by and among Lender, Borrower and Guarantors, as the same may be amended, modified, supplemented or restated from time to time.

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b. As of the First Amendment Date, Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating the definitions of “Seller Promissory Note” and “Seller Subordination Agreement” to read in their entirety as follows:

“Seller Promissory Note” means that certain Amended and Restated Promissory Note, dated as of February 22, 2013, executed by GFN Mfg and payable to the order of Shane Boston in the stated principal amount of $1,670,000, as the same may be amended, modified or restated from time to time with the prior written consent of Lender.

“Seller Subordination Agreement” means that certain Amended and Restated Subordination Agreement, dated as of February 22, 2013, by and between Lender and Shane Boston, as the same may be further amended, modified or restated in writing from time to time.

4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF FIRST AMENDMENT. The effectiveness of this First Amendment is subject to the full satisfaction of the following conditions precedent on or before 5:00 pm CDT, Wednesday, February 22, 2013, unless specifically waived or extended in writing by Lender:

4.1. Lender shall have received this First Amendment, duly executed by Borrower and each Guarantor

4.2. Lender shall have received each of the following:

(a) a copy of that certain Promissory Note, dated October 1, 2012, executed by GFN and payable to Shane Boston in the stated amount of $1,000,000, duly cancelled by Shane Boston;

(b) a copy of the executed Amended and Restated Promissory Note, dated as of February 22, 2013, executed by GFN Mfg and payable to the order of Shane Boston in the stated principal amount of $1,670,000;

(c) the Restated Seller Subordination Agreement, duly executed (and bearing appropriate notary acknowledgements) by Shane Boston; and

(d) the Vintage Consent, transferred to letterhead of Vintage Bank and duly executed by Vintage Bank.

4.3. Lender shall be satisfied with all corporate proceedings taken in connection with the transactions contemplated by this First Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

4.4. The representations and warranties contained herein and in the Credit Agreement and the other Loan Documents shall be true and correct on and as of the First Amendment Date and the date on which all conditions precedent hereunder are satisfied, except to the extent that any such representations or warranties relate to an earlier specific date or dates.

4.5. No Default or Event of Default under the Credit Agreement or the other Loan Documents shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender.

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5. ACKNOWLEDGEMENT OF GUARANTORS.

5.1. GFN Reaffirmation. GFN hereby acknowledges and agrees that (a) the Credit Agreement and each of the GFN Loan Documents is in full force and effect and continues to be the valid, legal and binding obligation of GFN to the extent GFN is a party thereto, and (b) the obligations arising thereunder are without offset or reduction. GFN hereby (i) consents to the terms of this First Amendment and agrees that nothing herein shall impair in any way its obligations under the Credit Agreement or any of the GFN Loan Documents and (ii) reaffirms each of its representations, warranties, covenants, guarantees and other agreements set forth in the Credit Agreement or any of the GFN Loan Documents.

5.2. GFN Mfg Reaffirmation. GFN Mfg hereby acknowledges and agrees that (a) the Credit Agreement and each of the GFN Mfg Loan Documents is in full force and effect and continues to be the valid, legal and binding obligation of GFN Mfg to the extent GFN Mfg is a party thereto, and (b) the obligations arising thereunder are without offset or reduction. GFN Mfg hereby (i) consents to the terms of this First Amendment and agrees that nothing herein shall impair in any way its obligations under the Credit Agreement or any of the GFN Mfg Loan Documents and (ii) reaffirms each of its representations, warranties, covenants, guarantees and other agreements set forth in the Credit Agreement or any of the GFN Mfg Loan Documents.

6. ADDITIONAL COVENANTS; RATIFICATIONS; REPRESENTATIONS AND WARRANTIES.

6.1. The terms and provisions set forth in this First Amendment shall supersede all inconsistent terms and provisions set forth in the Credit Agreements and, except as expressly set forth in this First Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that the Credit Agreement shall continue to be legal, valid, binding and enforceable in accordance with its terms, and this First Amendment constitutes a Loan Document for all purposes.

6.2. The Loan Parties hereby represent and warrant to Lender as to itself:

(a) the execution, delivery and performance of this First Amendment and any and all other agreements executed and/or delivered in connection herewith or therewith have been authorized by all requisite action on the part of the Loan Parties and their respective directors and shareholders, and will not violate the Governing Documents of any of the Loan Parties;

(b) the representations and warranties contained in this First Amendment and the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that breaches thereof are specifically waived by this First Amendment;

(c) no Default or Event of Default has occurred and is continuing;

(d) Loan Parties are in full compliance with all covenants and agreements contained in the Credit Agreement (and the Loan Documents);

(e) the consummation of the Proposed Prepayment Transaction and this First Amendment will not (i) violate any provision of the organizational documents or governing instruments; (ii) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, any of the Loan Parties; or (iii) constitute a violation by any of the Loan Parties of any law or regulation of any jurisdiction applicable to any of the Loan Parties;

(f) this First Amendment was reviewed by each of the Loan Parties, who acknowledges and agrees that such Loan Party (i) understands fully the terms of this First Amendment and the consequences of the issuance hereof, (ii) has been afforded an opportunity to have this First Amendment reviewed by, and to discuss this First Amendment with, such attorneys and other Persons as Borrower may wish, and (iii) has entered into this First Amendment of its own free will and accord and without threat or duress; and

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(g) this First Amendment and all information furnished to Lender is made and furnished in good faith, for value and valuable consideration; and this First Amendment has not been made or induced by any fraud, duress or undue influence exercised by Lender or any other Person.

7. MISCELLANEOUS.

7.1. Misrepresentation. Borrower shall indemnify and hold Lender (and each of its officers, agents, employees, affiliates, and representatives) harmless from and against any losses, damages, costs and expenses (including attorneys’ fees) incurred by Lender as a direct or indirect result of (a) any breach of any representation or warranty contained in this First Amendment, or (b) any breach or default under any of the covenants or agreements contained in this First Amendment.

7.2. Covenants and Agreements. Borrower hereby agrees and acknowledges that it is, well and truly indebted to Lender pursuant to the terms of the Loan Documents and hereby agrees to observe, comply with and perform all of the obligations, terms and conditions under or in connection with the Loan Documents.

7.3. Ratification of Liens and Security Interests. Each of the Loan Parties hereby acknowledges and agrees that the liens and security interests of Lender, as more fully described in Credit Agreement and the other Loan Documents, are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by Lender in writing and as otherwise permitted under the Credit Agreement.

7.4. No Waiver. Each of the Loan Parties agrees that nothing contained in this First Amendment shall affect or impair the validity or priority of the liens and security interests under any of the Loan Documents. Lender further reserves all of its rights under Loan Documents, except as expressly modified herein.

7.5. Survival of Representations and Warranties. Except as provided otherwise in this First Amendment, all representations and warranties made in the Credit Agreement and the other Loan Documents including, without limitation, any document furnished in connection with this First Amendment, shall survive the execution and delivery of this First Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

7.6. Reference to Credit Agreement. Each of the Loan Documents and the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

7.7. Expenses of Lender. Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this First Amendment and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of Lender’s legal counsel. Borrower acknowledges that Lender may debit Borrower’s account to pay such costs and expenses without further consent of, or notice, to Borrower. Further, Borrower acknowledges that, at the execution and delivery of this First Amendment, Lender may debit Borrower’s account to pay costs and expenses, including Lender’s attorneys’ fees, incurred at such time.

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7.8. Severability. Any provision of this First Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this First Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.9. Successors and Assigns. This First Amendment will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

7.10. Headings. The headings of the sections and subsections of this First Amendment are inserted for convenience only and do not constitute a part of this First Amendment.

7.11. Counterparts. This First Amendment may be executed in counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument. However, no party shall be required to exhibit or prove all counterparts of the original agreement to make proof of same, rather each counterpart shall constitute an enforceable agreement against the party who has executed the same.

7.12. Facsimile and Electronic Execution. This First Amendment may be executed and delivered by facsimile or other electronic transmission, and the production of a facsimile counterpart shall have the same force and effect as production of an originally executed counterpart for all purposes.

7.13. No Commitment. Each of the Loan Parties agrees that Lender has not made any commitment or other agreement regarding further amendment the Credit Agreement or the other Loan Documents. Each of the Loan Parties warrants and represents that each of the Loan Parties has not, and will not, rely on any commitment or other agreement on the part of Lender unless such commitment or agreement is in writing and signed by Lender.

7.14. Survival. All representations, warranties, covenants and agreements of the parties made in this First Amendment shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

7.15. Time of Essence. The parties to this First Amendment have agreed specifically with regard to the times for performance set forth in this First Amendment. Further, the parties to this First Amendment acknowledge that the agreements with regard to the times for performance are material to this First Amendment. Therefore, the parties agree and acknowledge that time is of the essence to this First Amendment.

7.16. Agreement Binding on Borrower and Guarantors. The Loan Parties agree that this Agreement will be binding on each of the Loan Parties and their respective successors and assigns; provided, no obligation or right hereunder shall be assignable by any Borrower Party (whether voluntarily, involuntarily or by operation of law) without the prior written consent of Lender.

7.17. Law Governing. THIS FIRST AMENDMENT SHALL BE DEEMED TO HAVE BEEN SUBSTANTIALLY NEGOTIATED AND MADE IN THE STATE OF TEXAS AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF TEXAS APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

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7.18. Waiver; Modification. NO PROVISION OF THIS FIRST AMENDMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT. NO DELAY ON THE PART OF LENDER IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER. ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES, WHICH THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY.

7.19. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE LOAN PARTIES HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

7.20. Final Agreement. THIS FIRST AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS FIRST AMENDMENT IS EXECUTED. NEITHER THIS FIRST AMENDMENT NOR THE LOAN DOCUMENTS MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.21. Release. EACH OF THE BORROWER AND GUARANTORS HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE INDEBTEDNESS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OR ANY OF ITS AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS OFFICERS, AGENTS, EMPLOYEES, OR ATTORNEYS. EACH OF THE BORROWER AND GUARANTORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, AND ITS AFFILIATES AND PARTICIPANTS, AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS FIRST AMENDMENT IS EXECUTED, WHICH SUCH PERSON MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER

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ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE OBLIGATIONS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS FIRST AMENDMENT. EACH OF THE BORROWER AND GUARANTORS HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ANY OF ITS AFFILIATES, AND PARTICIPANTS, AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING OUT OF OR RELATED TO AGENT’S OR LENDER’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS MADE IN CONNECTION WITH ADMINISTERING, ENFORCING, MONITORING, COLLECTION OR ATTEMPTING TO COLLECT THE OBLIGATIONS PRIOR TO THE FIRST AMENDMENT DATE.

[Remainder of page intentionally blank; signature pages follow.]

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IN WITNESS WHEREOF, Borrower, Guarantors, and Lender have caused this First Amendment to be executed and delivered as of the date first written.

BORROWER AND GUARANTORS:
SOUTHERN FRAC, LLC
By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title:	Secretary
GFN MANUFACTURING CORPORATION
By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title:	Secretary
GENERAL FINANCE CORPORATION
By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title:	Vice President & General Counsel
LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ Ron Zeiber
Name:	Ron Zeiber
Title:	Authorized Signatory, Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT]

EXHIBIT A

Amended and Restated Promissory Note

(See attached)

EXHIBIT A TO FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

EXHIBIT B

Vintage Consent

(See attached)

EXHIBIT B TO FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

To: Wells Fargo Bank, National Association

The undersigned, Vintage Bank, hereby confirms that it has received a copy of that certain Amended and Restated Subordination Agreement, dated as of February 22, 2013, by and between Wells Fargo Bank, National Association (“Wells Fargo”), and Shane Boston (as the same may be further amended, modified or restated in writing from time to time by and between Wells Fargo and Shane Boston, the “Subordination Agreement”), which Subordination Agreement subordinates the rights (including the right to receive payments, take collateral or otherwise enforce the terms thereof) of the holder of that certain Amended and Restated Promissory Note, dated as of February 22, 2013, executed by GFN Manufacturing Corporation and payable to the order of Shane Boston in the stated principal amount of $1,670,000 (the “Subordinated Note”).

The terms of the Subordination Agreement also limit the ability of Shane Boston to pledge or otherwise transfer the Subordinated Note without the express written consent of Wells Fargo.

In order to induce Wells Fargo to consent to the pledge of the Subordinated Note to Vintage Bank, the undersigned Vintage Bank acknowledges and agrees that it shall be bound by the terms, conditions and limitations of the Subordination Agreement (to the same extent as though having executed and delivered the same to Wells Fargo) to the extent Vintage Bank shall now or hereafter become the holder of the Subordinated Note or shall otherwise be entitled to enforce the terms thereof.

Further, Vintage Bank shall not undertake to further pledge, assign or transfer the Subordinated Note or any interest therein (whether by endorsement or otherwise) without the prior written consent of Wells Fargo.

Vintage Bank agrees to reaffirm its obligations hereunder from time to time pursuant to such forms of reaffirmation as Wells Fargo may require from time to time.

Very truly yours,
VINTAGE BANK
By:
Name:
Title:

Acknowledged and Agreed:

Wells Fargo Bank, National Association

By:
Name:
Title:

EXHIBIT B TO FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT